Exhibit 99.1

President's Report

Revenue
100% of plan
Expenses
101% of plan
Operating Cash Flow
95% of plan
100%
Financial Results through mid-November

Purchased Power
112% of plan
100%
Fuel
101% of plan
Operations and Maintenance
98% of plan
Fixed Costs
100% of plan
Expense Drivers through mid-November

Hard Spots
Rainfall and runoff
Reduced hydro volume
Sequoyah Nuclear Plant Unit 1 generator
Capital expenditures

Cumulative Rainfall (Inches)

Cumulative Runoff (Inches)

Cumulative Hydro Generation (MWh)

Hard Spots
Rainfall and runoff
Reduced hydro volume
Sequoyah Nuclear Plant Unit 1 generator
Capital expenditures

Highlights
TVA’s Aaa bond rating reconfirmed by Moody’s
Bellefonte combined license application submittal
Customer satisfaction survey results
Fossil fleet performance

Revenue
Expenses
Power Sales
Nuclear Generation
Coal Generation
Hydro Generation
Purchased Power
(in billions)
$9.187
$8.804
GWh
174,810
46,411
100,169
9,047
22,141
Variance from plan
(0.7%)
(0.2%)
0.1%
(4.7%)
0.3%
(33.7%)
33.3%
Fiscal year 2007 Unaudited Results

TVA





TVA



Normal
FY2004
FY2005
FY2006
FY2007
FY2008
60
50
40
30
20
10
0
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep



Normal
FY2004
FY2005
FY2006
FY2007
FY2008
30
25
20
15
10
5
0
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep


Normal
2004
2005
2006
2007
2008
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

TVA